UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

SYSCO CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 12, 2010. (Text Box comment pn 501 and up ) SYSCO CORPORATION Meeting Information Meeting Type: Annual Meeting For holders as of: September 14, 2010 Date: November 12, 2010 Time: 10:00 AM CST Location: The Houstonian Hotel 111 North Post Oak Lane Houston, Texas 77024 Meeting Directions: For meeting directions, please call 713-680-2626 This notice of Internet availability of Proxy Materials also serves as notice of the meeting. SYSCO CORPORATION 1390 ENCLAVE PARKWAY HOUSTON, TX 77077-2099 ATTN: LEGAL DEPARTMENT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M27339-P01374 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials M27340-P01374 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 29, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including,but not limited to,the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Tovote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR the four nominees named below 1. Election of Directors Named Below Nominees 1a. John M. Cassaday 1b. Manuel A. Fernandez 1c. Hans-Joachim Koerber 1d. Jackie M. Ward The Board of Directors recommends a vote FOR proposals 2 and 3. 2. To approve an amendment to the Sysco Corporation 1974 Employees’ Stock Purchase Plan to reserve 5,000,000 additional shares of Sysco Corporation common stock for issuance under the plan. 3. To ratify the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M27341-P01374

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